                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          FOOTHILL INDEPENDENT BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                    THANK YOU
                          FOOTHILL INDEPENDENT BANCORP
                                  SHAREHOLDERS

We would like to take this opportunity to thank each of you for the OVERWHELMING
  SUPPORT you have given us. With such a strong show of support from you, our shareholders, we are more confident than ever that we will be able to successfully implement our plan for enhancing shareholder value. We look forward to seeing you at our Annual Meeting on Tuesday, May 25th at 4:30 in the afternoon at the Glendora Country Club. If you should have any questions, please contact any one of us at (800) 500-BANK.

P.S.   Please remember to bring your WHITE proxy cards to the Meeting.


/s/ WILLIAM V. LANDECENA                /s/ GEORGE LANGLEY
-----------------------------------     -----------------------------------
William V. Landecena                    George Langley


/s/ RICHARD GALICH                      /s/ ORVILLE L. MESTAD
-----------------------------------     -----------------------------------
Richard Galich                          Orville L. Mestad


/s/ DONNA MILTENBERGER                  /s/ GEORGE SELLERS
-----------------------------------     -----------------------------------
Donna Miltenberger                      George Sellers


/s/ MAX E. WILLIAMS
-----------------------------------
Max E. Williams


(BOARD SIGNATURES)

(BANCORP LOGO)

                          ----------------------------

Certain Information. Foothill Independent Bancorp is soliciting proxies for the election of the Board's nominees at the Annual Meeting of Shareholders to be held on May 25, 1999 and may solicit revocations of any proxies delivered to Basswood Financial Partners, L.P. Foothill and the following individuals may be deemed to be "participants" in the solicitation of proxies by Foothill: William
V. Landecena; George E. Langley; Donna Miltenberger; Tom Kramer; Richard Galich;
O. L. Mestad; George Sellers; and Max E. Williams. As of April 2, 1999, those individuals beneficially owned, in the aggregate, 1,239,464 shares of Foothill Common Stock.